Telestone Technologies Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
AUTHORIZED: 100,000,000 COMMON SHARES, $.001 PAR VALUE

SPECIMEN

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 87953J 10 2

This Certifies That

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE

Telestone Technologies Corporation

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

***In Witness Whereof,** the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.*

Dated:

SECRETARY

TELESTONE TECHNOLOGIES CORP. CORPORATE SEAL DELAWARE

PRESIDENT

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By:________________
Transfer Agent and Registrar Authorized Officer

1460

Telestone Technologies Corporation

Corporate Stock Transfer, Inc.
Transfer Fee: As Required

SPECIMEN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT - .... Custodian for .... (Cust.) (Minor)
TEN ENT	— as tenants by the entireties	under Uniform Gifts to Minors
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	Act of .... (State)

Additional abbreviations may also be used though not in the above list.

For value received .... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

....

....

....

.... Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

....

....

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated .... 20 ....

SIGNATURE GUARANTEED:

X________________________________

X________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.